Retirement Plans and Employee Rights Upon Termination	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 19. Retirement Plans and Employee Rights Upon Termination

The Company has a defined contribution retirement plan (the “Plan”) under the provisions of Section 401(k) of the Internal Revenue Code (“Code”) that covers eligible U.S. employees as defined in the Plan. Participants may elect to contribute up to 50% of pre-tax annual compensation, as defined by the Plan, up to a maximum amount prescribed by the Code. The Company, at its discretion, makes matching contributions equal to the lesser of $3,000 or 3% of the participant’s annual compensation. The Company, at its discretion, may make additional contributions, also subject to Code limitations. For the years ended December 31, 2012, 2011 and 2010 the Company made 401(k) Plan contributions of approximately $789,000, $519,000 and $219,000, respectively.

In Israel, the Company is required to make severance payments upon dismissal of an employee or upon termination of employment in certain circumstances. The severance payment liability to employees (based upon length of service and the latest monthly salary—one month’s salary for each year employed) is recorded on the Company’s balance sheets under employee rights upon retirement. The liability is recorded as if it were payable at each balance sheet date on an undiscounted basis.

The liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the balance sheets under amounts funded in respect of employee rights upon retirement. These policies are the Company’s assets. However, under employment agreements and subject to certain limitations, any policy may be transferred to the ownership of the individual employee for whose benefit the funds were deposited.

In accordance with its current employment agreements with certain employees, the Company makes regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee’s rights upon retirement. The Company is fully relieved from any severance pay liability with respect to each such employee after it makes the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company’s balance sheets, as the amounts funded are not under the control and management of the Company and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies (the “Contribution Plans”).

The Company expects to contribute approximately $1.7 million during the year ending December 31, 2013 to insurance companies in connection with its severance liabilities for its operations for that year, $1.1 million of which will be contributed to one or more Contribution Plans.

The Company expects to pay approximately $1.4 million in future benefits to its employees from 2013 to 2022 upon their normal retirement age. The amounts of such future benefits were determined based on the employees’ current salary rates and the number of service years that will be accumulated upon their retirement. These amounts do not include amounts that might be paid to employees that will cease working for the Company before their normal retirement age.

in thousands
2013	76
2014	-
2015	38
2016	-
2017	139
Thereafter (through 2022)	1,185